                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion of our report dated January 31, 2000 in this Form 10-K which is incorporated by reference in the Registration Statement File No. 333-74145.

                                                 /s/ ARTHUR ANDERSEN LLP

Washington, DC
March 28, 2000